PIMCO Equity Series

Supplement dated November 6, 2015 to the

Prospectus and Statement of Additional Information,

each dated October 31, 2015, each as supplemented

Disclosure Related to Class R shares of the

PIMCO Dividend and Income Builder Fund and PIMCO Global Dividend Fund

The Board of Trustees of PIMCO Equity Series (the “Trust”) has approved a Plan of Liquidation for Class R shares of the PIMCO Dividend and Income Builder Fund and PIMCO Global Dividend Fund (each, a “Fund” and together, the “Funds”) pursuant to which Class R shares of each Fund will be liquidated (the “Liquidations”) on or about January 22, 2016 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective January 1, 2016, the Funds will no longer sell Class R shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into Class R shares of a Fund from other funds of the Trust or funds of PIMCO Funds.

Mechanics. In connection with the Liquidations, any Class R share of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after such Fund has paid or provided for all of its charges, taxes, expenses and liabilities attributable to its Class R shares. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Class R shareholders of record of such Fund at the time of the Liquidation. PIMCO will bear all expenses in connection with the Liquidations.

Other Alternatives. At any time prior to the Liquidation Date, Class R shareholders of each Fund may redeem their Class R shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges—Redeeming Shares” in the Prospectus. Shareholders may also exchange their Class R Fund shares for Class R shares of any other fund of the Trust or any fund of PIMCO Funds that offers that class, as described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges—Exchanging Shares” in the Prospectus.

U.S. Federal Income Tax Matters. For taxable Class R shareholders, the automatic redemption of Class R shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a Class R shareholder may voluntarily redeem his or her Class R shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidations.

If you have any questions regarding the Liquidations, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

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